                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

                                       OF

                        WALLACE COMPUTER SERVICES, INC.

             PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 2, 1995
                           AND THE SUPPLEMENT THERETO
                             DATED OCTOBER 12, 1995

                                       BY

                                   FRDK, INC.
                          A WHOLLY OWNED SUBSIDIARY OF

                           MOORE CORPORATION LIMITED

           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 7:00 P.M.,
                NEW YORK CITY TIME, ON FRIDAY, NOVEMBER 3, 1995,
                         UNLESS THE OFFER IS EXTENDED.

THE OFFER IS SUBJECT TO THE CONDITIONS CONTAINED IN THE OFFER TO
          PURCHASE, EXCEPT THAT THE PURCHASER HAS WAIVED THE
                              FINANCING CONDITION.

EXCEPT TO THE EXTENT OTHERWISE REQUIRED BY APPLICABLE LAW THE PURCHASER DOES
 NOT CURRENTLY INTEND TO FURTHER EXTEND THE EXPIRATION DATE UNLESS ON OR
   PRIOR TO THE EXPIRATION DATE A SIGNIFICANT NUMBER OF SHARES SHALL HAVE
     BEEN VALIDLY TENDERED AND NOT WITHDRAWN. IN THE EVENT THAT THE
       EXPIRATION DATE IS NOT SO FURTHER EXTENDED, THE PURCHASER
         CURRENTLY INTENDS TO TERMINATE THE OFFER AND ALL OTHER
          EFFORTS TO ACQUIRE THE COMPANY.

                         TO: CITIBANK, N.A., DEPOSITARY

           By Mail:              By Facsimile Transmission:              By Hand:
        Citibank, N.A.        (For Eligible Institutions Only)           Citibank, N.A.
       c/o Citicorp Data               (201) 262-3240             Corporate Trust Window
      Distribution, Inc.                                        111 Wall Street, 5th Floor
         P.O. Box 7072                                              New York, New York
   Paramus, New Jersey 07653

     By Overnight Courier:          Confirm By Telephone:              By Facsimile:
        Citibank, N.A.                 (800) 422-2066                 (201) 262-3240
       c/o Citicorp Data
      Distribution, Inc.
        404 Sette Drive
   Paramus, New Jersey 07652

     DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS REVISED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS REVISED LETTER OF TRANSMITTAL IS COMPLETED.

     This revised Letter of Transmittal or the original BLUE Letter of Transmittal previously circulated is to be used either if certificates for Shares and/or Rights (as such terms are defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase, dated August 2, 1995 (the "Offer to Purchase")) is utilized, if delivery of Shares and/or Rights is to be made by book-entry transfer (in the case of Rights, if available) to an account maintained by the Depositary at a Book-Entry Transfer Facility as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Unless the Rights Condition (as defined in the Offer to Purchase) is satisfied, stockholders will be required to tender one Right for each Share tendered in order to effect a valid tender of Shares. Unless the Distribution Date (as defined in the Offer to Purchase) occurs, a tender of Shares will also constitute a tender of the associated Rights. Stockholders who deliver Shares and/or Rights by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders". While the original BLUE Letter of Transmittal previously circulated with the Offer to Purchase refers only to such Offer to Purchase, stockholders who use such Letter of Transmittal to tender their Shares will nevertheless receive $60 per Share for each Share validly tendered and not properly withdrawn and accepted for payment pursuant to the Offer (as defined in the Supplement, dated October 12, 1995 to the Offer to Purchase (the "Supplement")), subject to the conditions of the Offer. Stockholders who have previously validly tendered and not properly withdrawn their Shares pursuant to the Offer are not required to take any further action to receive, subject to the conditions of the Offer, the increased Offer price of $60 per Share if Shares are accepted for payment and paid for pursuant to the Offer, except as may be required by the guaranteed delivery procedure, if such procedure was utilized. Stockholders whose certificates for Shares and/or Rights are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and/or Rights and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares and/or Rights in accordance with the guaranteed delivery procedures set forth in Section 2 of the Supplement. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------
            NAME(S) AND ADDRESS(ES) OF
                REGISTERED OWNER(S)
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                                    SHARES TENDERED
            APPEAR(S) ON CERTIFICATE(S)                                     (ATTACH ADDITIONAL LIST IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL NUMBER OF
                                                   CERTIFICATE            SHARES REPRESENTED    NUMBER OF SHARES
                                                   NUMBER(S)(1)          BY CERTIFICATE(S)(1)     TENDERED(2)
                                                   ---------------------------------------------------------------
                                                   ---------------------------------------------------------------
                                                   ---------------------------------------------------------------
                                                   ---------------------------------------------------------------
                                                   Total Shares
 ------------------------------------------------------------------------------------------------------------------

  (1) Need not be completed by Book-Entry Stockholders.

  (2) Unless otherwise indicated, it will be assumed that all Shares described herein are being tendered. See Instruction 4.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF RIGHTS TENDERED
------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                                      RIGHTS TENDERED
            (PLEASE FILL IN, IF BLANK)                                       (ATTACH ADDITIONAL LIST IF NECESSARY)
 ------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL NUMBER OF
                                                   CERTIFICATE            RIGHTS REPRESENTED    NUMBER OF SHARES
                                                   NUMBER(S)(2)(3)       BY CERTIFICATE(S)(3)      TENDERED(4)
                                                   ---------------------------------------------------------------
                                                   ---------------------------------------------------------------
                                                   ---------------------------------------------------------------
                                                   ---------------------------------------------------------------
                                                   Total Shares
 ------------------------------------------------------------------------------------------------------------------

 (1) Need not be completed if the Distribution Date has not occurred.

 (2) If the tendered Rights are represented by separate certificates, complete using the certificate numbers of such certificates for Rights. If the tendered Rights are not represented by separate certificates, or if such certificates have not been distributed, complete using the certificate numbers of the Shares with respect to which the Rights were issued. Stockholders tendering Rights that are not represented by separate certificates should retain a copy of this description in order to accurately complete the Notice of Guaranteed Delivery if the Distribution Date occurs.

 (3) Need not be completed by Book-Entry Stockholders who are delivering Rights by book-entry transfer.

 (4) Unless otherwise indicated, it will be assumed that all Rights described herein are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED BY BOOK-
    ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES AND/OR RIGHTS BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:

    Check box of Book-Entry Transfer Facility:

/ / The Depository Trust Company  / / Philadelphia Depository Trust Company

/ / Midwest Securities Trust Company

   Account Number:
                  --------------------------------------------------------------

   Transaction Code Number:
                           -----------------------------------------------------

/ /CHECK HERE IF TENDERED SHARES AND/OR RIGHTS ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s):

   Window Ticket Number (if any):

   Date of Execution of Notice of Guaranteed Delivery:

   Name of Institution that Guaranteed Delivery:

   If delivered by book-entry transfer check box:

/ / The Depository Trust Company

/ / Midwest Securities Trust Company

/ / Philadelphia Depository Trust Company

    Account Number:
                   -------------------------------------------------------------

    Transaction Code Number:
                            ----------------------------------------------------

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to FRDK, Inc., a New York corporation (the "Purchaser") which is a wholly owned subsidiary of Moore Corporation Limited, a corporation incorporated under the laws of Ontario ("Moore"), the above-described shares of Common Stock, par value $1.00 per share (the "Shares"), of Wallace Computer Services, Inc., a Delaware corporation (the "Company"), together with an equal number of the associated preferred stock purchase rights (the "Rights") issued pursuant to the Rights Agreement dated as of March 14, 1990 (the "Rights Agreement"), between the Company and Harris Trust and Savings Bank, as Rights Agent (the "Rights Agent"), upon the terms and subject to the conditions set forth in the

Purchaser's Offer to Purchase dated August 2, 1995 (the "Offer to Purchase"), as amended and supplemented by the Supplement thereto, dated October 12, 1995 (the "Supplement"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto or hereto collectively constitute the "Offer"), receipt of which is hereby acknowledged.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares and Rights tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares and Rights that are being tendered hereby (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after August 2, 1995), and irrevocably constitutes and appoints Citibank, N.A. (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares and Rights (and any such other Shares, Rights or securities or rights), to (a) deliver certificates for such Shares and Rights (and any such other Shares, Rights or securities or rights) or transfer ownership of such Shares and Rights (and any such other Shares, Rights or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Shares and Rights (and any such other Shares, Rights or securities or rights) for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and any such other Shares, Rights or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and Rights (and any and all other Shares, Rights or other securities or rights issued or issuable in respect of such Shares or Rights on or after August 2, 1995) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and Rights (and any and all other Shares, Rights or other securities or rights issued or issuable in respect thereof on or after August 2, 1995).

     The undersigned understands that, unless the Rights Condition is satisfied, Stockholders will be required to tender one Right for each Share tendered in order to effect a valid tender of Shares in accordance with the procedures set forth in Section 2 of the Offer to Purchase. If the Distribution Date occurs and separate certificates representing the Rights are distributed to holders of Shares prior to the time Shares are tendered herewith, certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, Rights may be tendered prior to a stockholder receiving separate certificates for Rights by use of the guaranteed delivery procedures described in Section 2 of the Supplement. A tender of Shares constitutes an agreement by the tendering stockholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary prior to expiration of the period permitted by such guaranteed delivery procedures for delivery of certificates for, or a Book-Entry Confirmation with respect to, Rights (the "Rights Delivery Period"). However, after expiration of the Rights Delivery Period, the Purchaser may elect to reject as invalid a tender of Shares with respect to which certificates for, or a Book-Entry Confirmation with respect to, an equal number of Rights has not been received by the Depositary. Nevertheless, the Purchaser will be entitled to accept for payment Shares tendered by the undersigned prior to the receipt of the certificates for the Rights required to be tendered with such Shares, or a Book-Entry Confirmation with respect to such Rights, and either (a) subject to complying with the applicable rules and regulations of the Securities and Exchange Commission, withhold payment for such Shares pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights or
(b) make payment for Shares accepted for payment pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights in reliance upon the agreement of a tendering stockholder to deliver

Rights and such guaranteed delivery procedures. Any determination by the Purchaser to make payment for Shares in reliance upon such agreement and such guaranteed delivery procedures or, after the expiration of the Rights Delivery Period, to reject a tender as invalid will be made in the sole and absolute discretion of the Purchaser.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints Joseph M. Duane, Stephen A. Holinski, and Joan M. Wilson, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, the Shares and Rights tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares, Rights or other securities or rights issued or issuable in respect of such Shares and Rights on or after August 2, 1995). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares and Rights in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares, Rights or other securities or rights will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned.

     The undersigned understands that the valid tender of Shares and, if applicable, Rights pursuant to any of the procedures described in Section 2 of the Offer to Purchase as amended and supplemented by the Supplement and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this revised Letter of Transmittal.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered", respectively. Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered", respectively. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares or Rights not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions", please credit any Shares and Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility (as defined herein) designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares or Rights from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares or Rights, respectively, so tendered.

/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

     Number of Shares represented by the lost or destroyed certificates:

------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                         (See Instructions 5, 6 AND 7)

   To be completed ONLY if certificates for Shares or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares or Rights accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares or Rights delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

 Issue: / / Check  / / Certificate(s) to:

 Name
     ------------------------------------------------
                    (PLEASE PRINT)

 Address
        ---------------------------------------------

 -----------------------------------------------------
                  (INCLUDE ZIP CODE)

 -----------------------------------------------------
              (EMPLOYER IDENTIFICATION OR
                SOCIAL SECURITY NUMBER)

 / / Credit unpurchased Shares or Rights delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

 Check appropriate Box:
 / / The Depository Trust Company

 / / Midwest Securities Trust Company

 / / Philadelphia Depository Trust Company

 -----------------------------------------------------
                    (ACCOUNT NUMBER)
------------------------------------------------------

------------------------------------------------------
             SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 5, 6 AND 7)

      To be completed ONLY if certificates for Shares or Rights not tendered or not accepted for payment and/or the check for the purchase price of Shares or Rights accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that above.

 Mail: / / Check  / / Certificate(s) to:

 Name
     -------------------------------------------------
                     (PLEASE PRINT)

 Address
        ----------------------------------------------

 -----------------------------------------------------
                   (INCLUDE ZIP CODE)

 -----------------------------------------------------
              (EMPLOYER IDENTIFICATION OR
                SOCIAL SECURITY NUMBER)
------------------------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S))

Dated: ---------------, 1995

(Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or Rights or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Dated: ---------------, 1995

Name(s)
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title)
                     -----------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No. (   )
                                         ---------------------------------------

Employer Identification or Social Security Number
                                                 -------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 And 5)

Authorized Signature
                    ------------------------------------------------------------

Name
    ----------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm
            --------------------------------------------------------------------

Address
       -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code And Telephone No. (   )
                                 -----------------------------------------------

Dated: ---------------, 1995

                                  INSTRUCTIONS
                           FORMING PART OF THE TERMS
                          AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) of Shares and Rights tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares and Rights are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares and/or Rights is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares and Rights pursuant to the Offer, either (a) a properly completed and duly executed revised Letter of Transmittal or the original BLUE Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares and Rights must be received by the Depositary at one of such addresses or Shares and Rights must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation received by the Depositary), in each case prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Supplement.

     Unless the Rights condition is satisfied, Stockholders will be required to tender one Right for each Share tendered in order to effect a valid tender of Shares. Unless the Distribution Date occurs, a tender of Shares will also constitute a tender of the associated Rights. The Rights are currently represented by the certificates for the Shares with respect to which the Rights were issued. The Rights Agreement provides that until the close of business on the Distribution Date, the Rights will be evidenced by the certificates for the Shares and may be transferred with and only with the Shares. The Rights Agreement further provides that, as soon as practicable following the Distribution Date, separate certificates representing the Rights are to be mailed by the Company or the Rights Agent to holders of record of Shares as of the close of business on the Distribution Date. If the Distribution Date occurs and separate certificates representing the Rights are distributed prior to the time Shares are tendered herewith, certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered herewith, Rights may be tendered prior to a stockholder receiving separate certificates for Rights by use of the guaranteed delivery procedures described below.

     Stockholders whose certificates for Shares or Rights are not immediately available (including because certificates for Rights have not yet been distributed by the Company or the Rights Agent) or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares and Rights by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in
Section 2 of the Supplement. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form of the PINK Notice of Guaranteed Delivery provided by the Purchaser and circulated with the Supplement, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Shares and/or Rights, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares and/or Rights), together with a properly completed and duly executed revised Letter of Transmittal or the original BLUE Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within (a) in the case of Shares, three trading days after the Expiration Date or (b) in the case of Rights, a period ending on the later of (1) three trading days after the Expiration Date or (2) three business days (as defined in the Offer to Purchase) after the date certificates for Rights are distributed to stockholders by the Company or the Rights Agent, all as provided in Section 2 of the Supplement. A "trading day" is any day on which the NYSE is open for business. Stockholders may not extend the foregoing time period for delivery of Rights to the Depositary by providing a second Notice of Guaranteed Delivery with respect to such Rights.

     The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this revised Letter of Transmittal or the terms of the original BLUE Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     The signatures on this revised Letter of Transmittal or on the original BLUE Letter of Transmittal cover the Shares and the Rights tendered hereby whether or not such Rights are delivered simultaneously with such Shares.

     THE METHOD OF DELIVERY OF SHARES, RIGHTS, THIS REVISED LETTER OF TRANSMITTAL OR THE ORIGINAL BLUE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares or Rights will be purchased. All tendering stockholders, by execution of this revised Letter of Transmittal or the original BLUE Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares or Rights for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares or Rights should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the Shares or Rights evidenced by any certificate submitted are to be tendered, fill in the number of Shares or Rights that are to be tendered in the box entitled "Number of Shares Tendered" or "Number of Rights Tendered", as appropriate. In any such case, new certificate(s) for the remainder of the Shares or Rights that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this revised Letter of Transmittal, as soon as practicable after the expiration of the Offer.

     All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this revised Letter of Transmittal is signed by the registered holder of the Shares and Rights tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

     If any of the Shares or Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this revised Letter of Transmittal.

     If any tendered Shares or Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this revised Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     When this revised Letter of Transmittal is signed by the registered owner(s) of the Shares and Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Shares or Rights not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this revised Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares or Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares or Rights not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this revised Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS REVISED LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares or Rights not accepted for payment are to be returned to, a person other than the signer of this revised Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this revised Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this revised Letter of Transmittal should be completed. Any stockholder(s) delivering Shares or Rights by book-entry transfer may request that Shares or Rights not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder(s) may designate.

     8. WAIVER OF CONDITIONS. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares or Rights tendered.

     9. 31% BACKUP WITHHOLDING. In order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this revised Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 31%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

     The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding.

     Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, the Supplement, the revised Letter of Transmittal, the revised Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares or Rights has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares or Rights lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS REVISED LETTER OF TRANSMITTAL OR THE ORIGINAL BLUE LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES AND RIGHTS MUST BE RECEIVED BY THE DEPOSITARY OR SHARES AND RIGHTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

--------------------------------------------------------------------------------------------------------------
                                           PAYER'S NAME: FRDK, INC.
--------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT  --------------------------
 FORM W-9                    AND CERTIFY BY SIGNING AND DATING BELOW                Social Security Number(s)
                                                                                    OR
                                                                                    Employer Identification
                                                                                    Number(s)
                            ----------------------------------------------------------------------------------
                             PART 2 -- Certification -- Under penalties of          PART 3 --
                             perjury, I certify that:                               Awaiting TIN
                                                                                    / /
                             (1) the number shown on this form is my correct        --------------------------
                                 Taxpayer Identification Number (or I am waiting    PART 4 --
                                 for a number to be issued to me) and               Exempt TIN
                                                                                    / /
                             (2) I am not subject to backup withholding because
                                 (a) I am exempt from backup withholding or (b) I
                                 have not been notified by the Internal Revenue
                                 Service (the "IRS") that I am subject to backup
                                 withholding as a result of a failure to report
                                 all interest or dividends or (c) the IRS as
                                 notified me that I am no longer subject to backup
                                 withholding.
--------------------------------------------------------------------------------------------------------------
 DEPARTMENT OF THE TREASURY  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you
 INTERNAL REVENUE SERVICE    have been notified by the IRS that you are subject to backup withholding because
 PAYER'S REQUEST FOR         of under-reporting interest or dividends on your tax returns. However, if after
 TAXPAYER IDENTIFICATION     being notified by the IRS that you were subject to backup withholding you
 NUMBER (TIN)                received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.
--------------------------------------------------------------------------------------------------------------
 SIGNATURE                                                                      DATE                   , 1995
           --------------------------------------------------------------------      ------------------

--------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

SIGNATURE _______________________________________ DATE __________________, 1995

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W_9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W_9 FOR ADDITIONAL INFORMATION.

                    The Information Agent for the Offer is:

                            MacKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL FREE (800) 322-2885

                      The Dealer Manager for the Offer is:

                            LAZARD FRERES & CO. LLC
                              30 Rockefeller Plaza
                            New York, New York 10020
                         (212) 632-6717 (Call Collect)